Exhibit 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Morton Reed, certify that:

1.   I  have  reviewed  this  amended annual  report  of  LITFUNDING,  Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a  material  fact  or  omit  to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were  made,  not  misleading  with  respect  to  the period covered by this report;

3.   Based on  my  knowledge,  the  financial  statements,  and  other financial information  included  in  this  report,  fairly  present  in  all material respects  the  financial condition, results of operations and cash flows of the  registrant  as  of,  and  for,  the  periods presented in this report;

4.   The registrant's  other  certifying  officer(s)  and  I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a)   designed  such  disclosure  controls  and  procedures,  or caused such disclosure  controls  and  procedures  to  be  designed  under  our supervision,  to  ensure  that  material  information  relating to the registrant,  including its consolidated subsidiaries, is made known to us  by others within those entities, particularly during the period in which  this  report  is  being  prepared;

     b)   evaluated  the  effectiveness  of  the  registrant's  disclosure controls  and  procedures and presented in this report our conclusions about  the effectiveness of the disclosure controls and procedures, as of  the  end  of  the  period  covered  by  this  report based on such evaluation;  and

     c)   disclosed  in  this  report  any  change  in the registrant's internal control over financial reporting that occurred during the registrant's most  recent fiscal quarter (the registrant's fourth fiscal quarter in the  case  of  an  annual  report) that has materially affected, or is reasonably  likely  to  materially  affect,  the registrant's internal control  over  financial  reporting;  and

5.   The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of  directors  (or  persons  performing  the  equivalent  functions):

     a)   all significant  deficiencies  and  material  weaknesses  in  the design or operation of internal control over financial reporting which are  reasonably likely to adversely affect the registrant's ability to record,  process,  summarize  and  report  financial  information; and

     b)   any fraud,  whether  or  not  material,  that  involves  management or other  employees  who  have  a  significant  role  in the registrant's internal  control  over  financial  reporting.

DATED  this  10th day  of  May 2007.

                                        /s/  Morton Reed

                                       __________________________

                                        Morton Reed

                                        President, Chief  Executive Officer  and

                                        Chairman